UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2025

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

125 Vista Boulevard Slingerlands, New York	12159
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, Plug Power Inc. (the “Company”) entered into an At Market Issuance Sales Agreement, dated January 17, 2024 (the “Original Agreement”), as amended by Amendment No. 1 to the Original Agreement, dated February 23, 2024 (“Amendment No. 1”), Amendment No. 2 to the Original Agreement, dated November 7, 2024 (“Amendment No. 2”), and Amendment No. 3 to the Original Agreement, dated August 15, 2025 (“Amendment No. 3” and, together with the Original Agreement, Amendment No. 1 and Amendment No. 2, the “Sales Agreement”), with B. Riley Securities, Inc. (“B. Riley”), pursuant to which the Company may, from time to time, offer and sell shares of the Company’s common stock, par value $0.01 per share (the “Shares”), through or to B. Riley, as sales agent or principal, having an aggregate gross sales price of up to $1.0 billion in an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended. On September 29, 2025, the Company entered into Amendment No. 4 to the Sales Agreement (“Amendment No. 4”) to add Yorkville Securities, LLC as an additional sales agent and/or principal through which the Company may offer and sell the Shares pursuant to the Sales Agreement. The material terms and conditions of the Sales Agreement otherwise remain unchanged.

The foregoing description of Amendment No. 4 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 4, which is filed herewith as Exhibit 1.1 and incorporated by reference herein. A copy of the full text of the Original Agreement was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) on January 17, 2024, a copy of the full text of Amendment No. 1 was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K with the SEC on February 23, 2024, a copy of the full text of Amendment No. 2 was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K with the SEC on November 8, 2024, and a copy of the full text of Amendment No. 3 was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K with the SEC on August 15, 2025.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
1.1	Amendment No. 4 to At Market Issuance Sales Agreement, dated September 29, 2025, by and among Plug Power Inc., B. Riley Securities, Inc. and Yorkville Securities, LLC.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: September 30, 2025	By:	/s/ Paul Middleton
Name: Paul Middleton
Title: Chief Financial Officer